CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 16, 2002

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cortech, Inc. (the "Company") will be held on Thursday, May 16, 2002 at 8:30 a.m., local time, at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920 for the purpose of considering and acting upon the following matters:

     1. To adopt and approve an amendment to the Company's Certificate of Incorporation that would declassify the Board of Directors so that each director would stand for re-election on an annual basis;

     2. To elect six directors to serve until the next Annual Meeting or until their respective successors are duly elected and qualified, in the event Proposal 1 is adopted and approved;

     3. Alternatively, to elect two Class II directors to serve until their terms expire in 2005 or until their respective successors are duly elected and qualified, in the event Proposal 1 is not adopted and approved;

     4. To ratify the selection of PricewaterhouseCoopers LLP as Independent Auditors of the Company for the fiscal year ended December 31, 2002.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only stockholders of record and their proxies at the close of business on March 25, 2002, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                        By Order of the Board of Directors




                                        /s/ Paul O. Koether
                                        ---------------------------------
                                        Paul O. Koether
                                        Chairman
Date: April 5, 2002


                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                                  CORTECH, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-1881
                            ------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                                  MAY 16, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This Proxy Statement is being furnished to the stockholders of Cortech, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 16, 2002, at 8:30 a.m. at The Olde Mill Inn, 225 Route 202, Basking Ridge, New Jersey 07920, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-1881.

     These proxy solicitation materials are first being mailed on or about April 5, 2002 to all stockholders entitled to vote at the Annual Meeting.

Voting Rights and Solicitation of Proxies

     Only stockholders of record or their duly appointed proxies at the close of business on March 25, 2002 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 3,695,620 shares of the Company's common stock, $.002 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. Absent instructions to the contrary, shares represented by valid proxies will be voted; (a) FOR Proposal 1 to declassify the Company's Board of Directors; (b) If proposal 1 is approved, FOR Proposal 2 to elect as directors the six nominees listed under the caption "Election of Directors"; (c) If proposal 1 is not approved, FOR Proposal 3 to elect as Class II directors the two nominees listed under the caption "Election of Class II Directors" and; (d) FOR Proposal 4 to ratify PricewaterhouseCoopers LLP as Independent Auditors for the fiscal year ended December 31, 2002. No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. With respect to Proposal 1, an abstention will have the same effect as a negative vote, but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.



                                   PROPOSAL 1
                          ANNUAL ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation and Bylaws, currently in effect, provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term.

     The Company currently has a total of six directors, consisting of two Class I directors, whose terms expire in 2004; two Class II directors, whose terms expire in 2002; and two Class III directors, whose terms expire in 2003.

     The Board of Directors has unanimously proposed and deemed advisable that the Company's Certificate of Incorporation be amended to declassify the Board of Directors so that all directors will be elected annually. Classified or staggered boards have become increasing unpopular in recent years even though supporters believe that staggered boards can help maintain continuity of experience which enables long-term strategic planning. Opponents favor holding directors accountable on an annual basis and believe that staggered boards could inhibit some tender offers or substantial purchases of stock which otherwise might enhance stockholder values. After due consideration of the various arguments for and against a classified board, the Board of Directors determined to propose declassifying the board. Even though a declassified board could enhance the opportunity for a third party to influence a change in control of the Company, the Board of Directors' decision is not responding to any known attempt to accumulate common stock or to secure a change in control by any other means. Moreover the Amendment to the Certificate of Incorporation is not being proposed at this time as part of a future plan by management to adopt a series of such amendments. The Board of Directors' sole consideration in recommending this proposal is the best interest of stockholders. All current directors are standing for election at this meeting and if Proposals 1 and 2 are approved there will be no change in the composition of the Board.

     The vote required to adopt Proposal 1 is a majority of all of the Company's outstanding common stock.

     Unless otherwise indicated the persons named in the enclosed form of proxy will vote FOR the declassification of the Board of Directors and the annual election of directors.



                                   PROPOSAL 2
                              ELECTION OF DIRECTORS

     In the event Proposal 1 is adopted and approved, six directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR each nominee named below. If proposals 1 and 2 are approved all current directors will be elected to serve until the next Annual Meeting.

     The persons nominated for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unable to serve. However, in the event that any of such nominees becomes unable or unwilling to accept nomination or election as a result of an unexpected occurrence, the shares represented by the enclosed proxy will be voted for the election of such substitute nominee as management may propose.

     Set forth below is biographical information for the persons nominated for election to the Board of Directors including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of April 5, 2002 and the year in which each director became a director of the Company.

Nominees for Directors

     Paul O. Koether, 65, Chairman and Director of the Company since September 1998, is principally engaged in the following businesses: (i) as Chairman and director of Kent Financial Services, Inc. ("Kent") since July 1987 and President since October 1990 and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent and (ii) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of T. R. Winston & Company, Inc. ("Winston"), a retail broker dealer. Mr. Koether is also the President of Asset Value Management, Inc. ("AVM"), a wholly owned subsidiary of Kent. AVM is the sole general partner of Asset Value Fund Limited Partnership ("AVFLP"). Mr. Koether also has been Chairman since April 1988, President from April 1989 to February 1997 and director since March 1988 of Pure World, Inc., ("Pure World") and since December 1994 has been a director and since January 1995 has been Chairman of Pure World's wholly-owned subsidiary, Pure World Botanicals
Inc.("PWBI") a manufacturer and distributor of natural products. He is also Chairman and a director of Pure World's principal stockholder, Sun Equities Corporation, ("Sun") a private company. From July 1992 to January 2000, Mr. Koether was Chairman of Golf Rounds.com, Inc. ("Golf Rounds") which operates internet golf and skiing sites. Mr. Koether is currently a Class I director of the Company whose term is scheduled to expire in 2004.

     John W. Galuchie, Jr., 49, a certified public accountant and President and Director of the Company since September 1998, is principally engaged in the following businesses: (i) Winston, as President since January 1990 and director since September 1989; (ii) Kent, in various executive positions since 1986;
(iii) Pure World, as Executive Vice President from April 1988 until October 2001 and for more than five years as Vice President and director of Sun. Mr. Galuchie is also the Vice President, Secretary and Treasurer of AVM, the sole general partner of AVFLP. Since September 1999, Mr. Galuchie has been a director and since March 2000, Chairman of Gish Biomedical, Inc., a medical device manufacturer and from September 2000, Chairman, President and director of General Devices, Inc., a company seeking an operating business. From December 1998 to June 1999, Mr. Galuchie was a director of HealthRite, Inc., a nutritional products company. From July 1992 to January 2000, Mr. Galuchie was Vice President, Treasurer and director of Golf Rounds. Mr. Galuchie is currently a Class I director of the Company whose term is scheduled to expire in 2004.

     Leonard M. Tannenbaum, 30, a chartered financial analyst and Director of the Company since November 1999, has been a Managing Partner at MYFM Capital, LLC, an investment banking firm since March 1998; a director of New World Restaurant Group, Inc., since March, 1999; a director of Assisted Living
Concepts, Inc., a company that operates, owns and leases assisted living residences, since January 2001; a director of Transcentives.com, an internet holding company since April, 2000; and from September 2000, Vice President and director of General Devices, Inc. From June 1999 to June 2000, Mr. Tannenbaum was President of CollectingNation.com, LLC, an internet auction site; from April 1997 to April 1999, a principal with LAR Management, Inc.; from June 1996 to June 1997, Assistant Portfolio Manager at Pilgram Baxer; and from June 1994 to
June 1996, Assistant Vice President and analyst in the Small Company Group at Merrill Lynch & Co. Mr. Tannenbaum is currently a Class II director of the Company whose term is scheduled to expire at the 2002 Annual Meeting.

     Sheri Perge Stettner, 44, Director of the Company since November 1999, is a Principal at Lend Lease Real Estate Investments in their Mortgage Capital Group. In this role since May 2001, Ms. Perge Stettner directs the portfolio acquisition on behalf of Lend Lease as well as the development and on-going operation of a national correspondent program. Between December 1996 and March 2001, Ms. Perge Stettner served with GE Capital Real Estate as Director of Loan Acquisition and Director of Marketing. Prior to GE Capital, she held several positions with Crown NorthCorp and it's predecessor NorthCorp Realty Advisors, Inc. from March 1990 through December 1996. These positions included Director of Contracting, Senior Marketing Manager and Director of Corporate Marketing. Ms. Perge Stettner is currently a Class II director of the Company whose term is scheduled to expire at the 2002 Annual Meeting.

     James L. Bicksler, Ph.D., 64, Director of the Company since September 1998, is a Professor of Economics and Finance, Graduate School of Management, Rutgers University, a position he has held since 1969. Dr. Bicksler is currently a Class III director of the Company whose term is scheduled to expire in 2003.

     Qun Yi Zheng, Ph.D., 44, Director of the Company since August 2000 has been Executive Vice President and Director of Science and Technology at PWBI since March 1996, and since November 2000, a director of Kent. From January 1995 to March 1996, Dr. Zheng was Technical Manager at Hauser Nutraceuticals, a division of Hauser Chemicals, Inc., a manufacturer and distributor of nutraceuticals. Dr. Zheng is currently a Class III director of the Company whose term is scheduled to expire in 2003.

Board Meetings and Committees

     During the fiscal year ended December 31, 2001, the Board of Directors held four meetings. The Board currently has an Audit Committee composed of Ms. Perge Stettner, as Chairman and Dr. Bicksler. The Audit Committee meets with the
Company's independent auditors at least quarterly to review the results of the annual audit and discuss the financial statements and recommends to the Board the independent auditors to be retained. The Audit Committee held four meetings during 2001. The Board also has a Compensation Committee composed of Mr. Tannenbaum, as Chairman, Ms. Perge Stettner and Dr. Bicksler. The Compensation Committee is responsible for reviewing and determining compensation. The Compensation Committee held no meetings during 2001.

     During the year ended December 31, 2001, each Board member, attended all of the meetings of the Board and of the committees on which they served, held during the period for which each was a director or committee member, respectively.

Director's Fees

     Directors who are not employees of the Company receive a monthly fee of $500 plus $1,000 for each day of attendance at board and committee meetings and $500 for each day of attendance telephonically at board and committee meetings. During 2001, the Company paid directors fees in the aggregate amount of $47,000.

     The vote required to adopt Proposal 2 is a plurality of shares present and voting at the meeting. If approved, Proposal 2 will only become affective in the event Proposal 1 is also approved.


                                   PROPOSAL 3
                         ELECTION OF CLASS II DIRECTORS

     In the event Proposal 1 is not adopted and approved, two Class II directors are to be elected to hold office until the 2005 annual meeting of stockholders or until their successors are duly elected and qualified.

     The persons nominated for election have agreed to serve if elected, and management has no reason to believe that such nominees will be unable to serve. However, in the event that any such nominees becomes unable or unwilling to accept nominations or elections as a result of an unexpected occurrence, the shares represented by the enclosed proxy will be voted for the election of such substitute nominees as management may propose.

     Set forth previously under the caption "Election of Directors" is biographical information for Mr. Tannenbaum and Ms. Perge Stettner who have been nominated for the election to the Board of Directors as Class II directors, including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of April 5, 2002 and the year in which each became a director of the Company.

     The vote required to adopt Proposal 3 is a plurality of shares present and voting at the meeting. As noted above, Proposal 3 will only be effective in the event Proposal 1 is not approved.



                                   PROPOSAL 4
              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     PricewaterhouseCoopers, LLP ("PWC") served as the Company's independent public auditors for the fiscal year ended December 31, 2001, and the Board of Directors, upon the recommendation of the Audit Committee, has appointed PWC to be the Company's independent auditors for 2002. Although not required to do so, upon the recommendation of the Audit Committee, the Board is submitting to the shareholders for ratification at this meeting the appointment of PWC as its independent auditors for 2002. The Company expects that the stockholders will approve this proposal, but if the proposal is not approved, the Board will revisit its decision to appoint PWC as the Company's independent auditors for 2002. It is not expected that a representative of PWC will be present at the Annual Meeting.

     The services to be provided by PWC in 2002 will include performing the audit of the 2002 financial statements and reviewing quarterly reports. PWC, a nationally known firm, has no direct or indirect interest in the Company.

Audit Fees

     The aggregate fees billed to the Company by PWC for professional services rendered for the audit of the Company's annual financial statements for 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for 2001 were $18,150.

Financial Information Systems Design and Implementation Fees

     PWC did not render any services to the Company during 2001 related to financial information systems design and implementation. Therefore, the Company was not billed for any services of that type.

All Other Fees

     PWC did not render any other services to the Company during 2001 and accordingly the Company was not billed any other fees.

     The vote required to adopt Proposal 4 is a majority of the stock having voting power present in person or represented by proxy at the meeting.


                             AUDIT COMMITTEE REPORT

     The Audit Committee consists of two directors, each of whom is independent as that term is defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' Marketplace Rules. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "Board Meetings and Committees." A copy of the Audit Committee Charter is attached hereto in Appendix A.

     The Audit Committee has received and discussed the Company's audited financial statements for fiscal 2001 with the management of the Company. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified and supplemented). The Company also has received the written disclosure and letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (as modified and supplemented), and has discussed with PricewaterhouseCoopers LLP its independence.

     Based on the review and discussions referred to above the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                                             The Audit Committee
                                                  Sheri Perge Stettner, Chairman
                                                        James L. Bicksler, Ph.D.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors,
  Nominees and Certain Stockholders

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the February 28, 2002, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and Nominee and by all current directors, Nominees and officers as a group:


                                            Number of Shares             Approximate
          Name and Address of               of Common Stock                Percent
            Beneficial Owner               Beneficially Owned(1)          of Class
          -------------------              ------------------          ---------------

          Asset Value Fund Limited             1,501,100                     40.68%
           Partnership (2)
           376 Main Street
           PO Box 74
           Bedminster, NJ 07921

          Paul O. Koether (2) (3)              1,601,100                     42.81%
           211 Pennbrook Road
           PO Box 97
           Far Hills, NJ 07931

          John W. Galuchie, Jr.(2) (3)         1,567,767                     41.73%
           376 Main Street
           PO Box 74
           Bedminster, NJ 07921

          James L. Bicksler                       13,333                          *
           96 Inwood Ave
           Upper Montclair, NJ 07043

          Leonard M. Tannenbaum                   27,333                          *
           17 Leisure Farm Drive
           Armonk, NY 10504

          Sheri Perge Stettner                    15,333                          *
           12630 Breckenridge
           Dallas, TX 75230

          Qun Yi Zheng                            13,333                          *
           375 Huyler Street
           South Hackensack, NJ 07606




                                            Number of Shares             Approximate
          Name and Address of                of Common Stock               Percent
            Beneficial Owner               Beneficially Owned(1)          of Class
          -------------------              ------------------          -----------------

          Sue Ann Itzel (2) (3)                1,534,433                     41.21%
           376 Main Street
           PO Box 74
           Bedminster, NJ 07921

          Biotechnology Value Fund(4)            725,606                     19.66%
           227 West Monroe Street
           Suite 4800
           Chicago, IL 60606

          All directors and officers           1,770,432                     47.98%
          as a group (7 persons)
          -----------------------------------
          * Represents less than one percent.


(1) This table is based upon information supplied by the Company's officers, directors and principal stockholders and Schedule 13D filed with the Securities Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,690,312 shares outstanding on February 28, 2002, adjusted as required by rules promulgated by the SEC.Included in such number of shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within 60 days: Paul O. Koether (50,000); John W. Galuchie, Jr. (66,667); James L. Bicksler (13,333); Sheri Perge Stettner (13,333); Leonard M. Tannenbaum
          (13,333); Qun Yi Zheng (13,333); Sue Ann Itzel (33,333); and all directors and officers as a group (203,332).

(2) The sole general partner of Asset Value Fund Limited Partnership ("Asset Value") is Asset Value Management, Inc. ("AVM"), a Delaware corporation and wholly-owned subsidiary of Kent Financial Services Inc. ("Kent"), a Delaware corporation. Mr. Koether is the Chairman and President of Kent and the President of AVM. Mr. Galuchie is the Executive Vice President and Treasurer of Kent and Vice President, Secretary and Treasurer of AVM and Ms. Itzel is the Assistant Secretary and Assistant Treasurer of AVM and Secretary of Kent.

(3) Includes 1,501,100 shares held by Asset Value. Mr. Koether, Mr. Galuchie and Ms. Itzel disclaim beneficial ownership of those shares.

(4) According to Form 4 filed on December 10, 2001 on behalf of Biotechnology Value Fund L.P., Biotechnology Value Fund II L.P., BVF Partners L.P., BVF, Inc., and BVF Investments L.L.C. (collectively "Biotechnology Value Fund").

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act as amended and the regulations and rules promulgated thereunder require that the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Principal Owners"), (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the National Association of Securities Dealers and (ii) furnish copies of these filings to the Company.

     Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and Principal Owners complied with all filing requirements applicable to them with respect to transactions during 2001.

                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 2001, 2000 and 1999, the compensation of any person who, as of December 31, 2001, was an Executive Officer of the Company or with annual compensation in excess of $100,000 ("Executive Officers").

                           Summary Compensation Table

                                                                              Long-Term Compensation
                                      Annual Compensation                              Award
                                   -------------------------          -------------------------------------
                                                                       Securities
Name and                                                               Underlying         All Other
Principal Position                 Year      Salary      Bonus           Options        Compensation(1)
------------------                 ----      ------      -----        ------------      ------------

Paul O. Koether (2)                2001     $     -     $    -                  -         $      -
  Chief Executive                  2000           -          -            150,000                -
  Officer and                      1999           -          -                  -                -
  Chairman of the
  Board

John W. Galuchie, Jr. (2)          2001     $     -     $    -                  -         $      -
  President                        2000           -          -            100,000                -
                                   1999           -          -                  -                -

Sue Ann Itzel                      2001     $     -     $    -                  -         $      -
  Treasurer (Principal             2000           -          -             50,000                -
  Financial and Accounting         1999           -          -                  -                -
  Officer)


                                       10



Diarmuid Boran (3)                 2001     $     -     $    -                  -        $       -
  Former Vice President            2000           -          -                  -                -
  Corporate Development            1999           -          -                  -          109,400
  And Planning
--------------------


(1)      For Mr. Boran, this amount represents severance benefits.

(2) Mr. Koether, Mr. Galuchie and Ms. Itzel were elected to their current positions on September 20, 1998 and receive no compensation or fees for their services.

(3) Mr. Boran became an executive officer in 1995. In May 1998, Mr. Boran was appointed Chief Operating Officer and Acting Chief Financial Officer of the Company. Mr. Boran resigned effective December 31, 1998 and received as a severance benefit approximately nine months salary which included an arrangement to provide consulting services to the Company.

         Stock Option Grants and Exercises

     During 2000, 300,000 options were granted to the Named Executive Officers.

     The table below contains information concerning the fiscal year-end value of unexercised options held by the Executive Officers.


                                                Fiscal Year-End Options Values
                            -----------------------------------------------------------------------
                                                                       Value of Unexercised
                                 Number of Unexercised                      In-the-Money
                                  Options at 12/31/01                   Options at 12/31/01
                               Exercisable/Unexercisable             Exercisable/Unexercisable
                               -------------------------             -------------------------
Name

Paul O. Koether                     50,000 / 50,000                     $ 28,500 / $ 28,500
John W. Galuchie, Jr.               66,667 / 33,333                       38,000 /   19,000
Sue Ann Itzel                       33,333 / 16,667                       19,000 /    9,500


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification

     The Company's Certificate of Incorporation and Bylaws provide, among other things, that the Company will indemnify each officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings to which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law.

Severance Agreements

     Diarmuid Boran entered into an arrangement with Cortech which provided for certain payments and benefits. (See "Executive Compensation.")

Management Fee

     A management fee of $15,000 per month is paid to Asset Value Fund Limited Partnership for management services performed for the Company. Management services include, among other things, SEC filings, negotiations, evaluating merger and acquisition proposals, licensing, accounting and shareholder relations. The Company believes that the management fee is materially less than the cost for the Company to perform these services.

                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than December 26, 2002. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 accompanies this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.

                                        By Order of the Board of Directors



                                        /s/ Paul O. Koether
                                        ---------------------------------
                                        Paul O. Koether
                                        Chairman

Dated: April 5, 2002

                                  CORTECH, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 2002


     The undersigned hereby appoints Paul O. Koether and John W. Galuchie, Jr., or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.002 per share, of Cortech, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cortech, Inc. to be held on Thursday, May 16, 2002 and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed on the reverse side. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.


   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED (A) FOR PROPOSAL 1 TO DECLASSIFY THE COMPANY'S BOARD OF DIRECTORS; (B) IF PROPOSAL 1 IS APPROVED, FOR PROPOSAL 2 TO ELECT AS DIRECTORS THE SIX NOMINEES LISTED; (C) IF PROPOSAL 1 IS NOT APPROVED, FOR PROPOSAL 3 TO ELECT AS CLASS II DIRECTORS THE TWO NOMINEES LISTED AND; (D) FOR PROPOSAL 4 TO RATIFY PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.



PROPOSAL 1.     To adopt and approve an amendment to  the  Company's Certificate of Incorporation that would declassify the Board of Directors so that each director would stand for re-election on an annual basis.

        FOR                          AGAINST                         ABSTAIN



PROPOSAL 2.     To elect the nominees whose names  appear  below as directors to serve until the next Annual Meeting or until their successors are duly elected and qualified:

         FOR nominees listed below (except as marked to the contrary below)


         WITHHOLD AUTHORITY to vote for the nominee(s) listed below


         -----------------------------------------------------------------------

         Nominees:         Paul O. Koether           Sheri Perge Stettner
                           James L. Bicksler         Leonard M. Tannenbaum
                           John W. Galuchie, Jr.     Qun Yi Zheng

PROPOSAL 3.     To  elect  the  nominees  whose names  appear below  as Class II directors for a term of three years or until their successors are duly elected and qualified:

         FOR nominees listed below (except as marked to the contrary below)


         WITHHOLD AUTHORITY to vote for nominee(s) listed below


         -----------------------------------------------------------------------

                 Nominees:        Sheri Perge Stettner
                                  Leonard M. Tannenbaum

                 (continued and to be signed on the other side)

PROPOSAL 4.     To  ratify  the   selection  of  PricewaterhouseCoopers  LLP  as
                Independent  Auditors  of  the Company for the fiscal year ended
                December 31, 2002.

        FOR                          AGAINST                         ABSTAIN




PROPOSAL 5.     In  their discretion, the  proxies are  authorized  to vote upon such other business as may properly come before the meeting.


     This proxy, when properly executed, will be voted in the manner directed hereon by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, AND IF PROPOSAL 1, IS APPROVED, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 4, IF PROPOSAL 1, IS NOT APPROVED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 3. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                      Date                               , 2002
                                          -------------------------------

                                      Signature
                                               ---------------------------------
                                                Signature and title or authority

                                      Date                               , 2002
                                          -------------------------------

                                      Signature
                                               ---------------------------------
                                                   Signature if held jointly


IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                   APPENDIX A

                      CORTECH, INC. AUDIT COMMITTEE CHARTER
                      -------------------------------------

                                  Introduction
                                  ------------

     This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Cortech, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

     The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board.

     The membership of the Committee shall consist of at least two directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of NASDAQ.

     The Committee shall maintain free and open communication with the independent auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee at Company expense may retain outside counsel, auditors or other advisors as the Committee may deem appropriate.

     One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

     The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

                                Responsibilities

     Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

     a. Recommending to the Board the independent auditors to be retained (or nominated for stockholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

     b. Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

     c. Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity or independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

     d. Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, pricing of securities held by the Company, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB and any Annual Report to Shareholders.

     e. Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

     f. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

     g. Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Reports on Form 10-QSB prior to their filing, (2) earnings announcements prior to release (if practicable), and (3) the results of the review of any such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair, either in person or by telephone.)

     h. Discussing with management, and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

     i. Discussing with management and/or Company counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

     j. Reviewing management "conflict of interest" transactions.

     The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.